Other assets	12 Months Ended
Dec. 31, 2024
Assets, Other [Abstract]
Other assets
14    Other assets

Accounting policies
The company recognizes contract assets for revenue earned from installation services because the receipt of consideration is conditional on successful completion of the installation. Upon completion of the installation and acceptance by the customer, the amount recognized as contract assets is reclassified to trade receivables.
Other assets are measured at amortized cost minus any impairment losses.

Other non-current assets
Other non-current assets as of December 31, 2024, were EUR 118 million (2023: EUR 93 million), mainly includes prepaid expenses.
Other current assets
Other current assets as of December 31, 2024, totaled EUR 586 million (2023: EUR 500 million), primarily contract assets of EUR 349 million (2023: EUR 297 million) and prepaid expenses of EUR 238 million (2023: EUR 197 million) mainly related to Diagnosis & Treatment Businesses and Connected Care Businesses.